SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION OF
                         EVERGREEN DOMESTIC GROWTH FUNDS


I.       Evergreen Capital Growth Fund
         Evergreen Growth Fund

         Effective immediately, the section in the Funds' Statement of Additional Information entitled "OTHER SECURITIES AND PRACTICES" is revised to reflect that the Funds may purchase the shares of other investment companies to the extent permitted under the Investment Company Act of 1940.


July 28, 2000